UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 12, 2013

BELO CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-8598	75-0135890
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 S. Record Street Dallas, Texas	75202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 977-6606

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events

On June 13, 2013, Belo Corp. (“Belo”) and Gannett Co., Inc. (“Gannett”) issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of June 12, 2013, by and among Belo, Gannett and Delta Acquisition Corp., a subsidiary of Gannett.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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Item 9.01.     Financial Statements and Exhibits

(d)       Exhibits.

Exhibit No.	Description
99.1	Joint Press Release, dated June 13, 2013

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELO CORP.
Date: June 13, 2013	By:	/s/ Russell F. Coleman
	Name:	Russell F. Coleman
	Title:	Senior Vice President/General Counsel
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EXHIBIT INDEX

Exhibit Number	Description
99.1	Joint Press Release dated June 13, 2013

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